EXHIBIT 10.14

FOURTH AMENDMENT TO LOAN AGREEMENT AND REVOLVING NOTE

        This Fourth Amendment to Loan Agreement and Revolving Note is made and entered into this 2nd day of December, 2003, by and between U.S. Bank National Association, a national banking association, with an address of 141 North Main Avenue, Post Office Box 5308, Sioux Falls, South Dakota 57117-5308 (“Lender”) and Daktronics, Inc., a South Dakota corporation, with an address of 331 32nd Avenue, Brookings, South Dakota 57006 (“Borrower”).

RECITALS:

    A.        Lender and Borrower entered into a Loan Agreement dated October 14, 1998, which Loan Agreement was amended by an Amendment to Loan Agreement dated November 30, 1999, a subsequent Amendment to Loan Agreement dated December 8, 2000, and a Third Amendment to Loan Agreement dated June 20, 2002.

    B.        In accordance with the Loan Agreement, Lender is the holder of a Revolving Note dated October 14, 1998 signed on behalf of Borrower. Pursuant to the Amendment to Loan Agreement dated November 30, 1999, the loan amount is $20,000,000.00 (the “Revolving Loan”).

    C.        Lender and Borrower mutually wish to extend the maturity date of the Revolving Loan from October 1, 2004 to October 1, 2005.

        NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.	The Loan Agreement and Revolving Note are hereby amended to provide that the Revolving Loan Maturity Date is October 1, 2005.

2.

This Agreement shall not operate as a novation of the Note. Except as modified herein, all of the terms and conditions of the Loan Agreement and Revolving Note, including previous amendments thereto, shall remain in full force and effect.

3.	Borrower acknowledges that the Loan Agreement, Revolving Note and related loan documents are and shall remain the legal and binding obligation of Borrower, free of any claim, defense or offset.

U.S.	BANK NATIONAL ASSOCIATION DAKTRONICS, INC.

By:	/s/ Carl Wynja	By:	/s/ James B. Morgan
	Carl Wynja, Vice President		James B. Morgan, Chief Executive Officer

		By:	/s/ William R. Retterath
William R. Retterath Chief Financial Officer